UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

FRANKLIN

S&P 500 INDEX FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

II	Franklin S&P 500 Index Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a subadviser of the Fund and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers replaced QS Investors as the subadviser and QS S&P 500 Index Fund was renamed Franklin S&P 500 Index Fund. The merger did not change the manner in which the Fund’s portfolio is managed, nor did it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser. For more information, please see the Fund’ prospectus supplement dated July 6, 2021.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

Franklin S&P 500 Index Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index (the “Index”)i. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund may use derivatives to track the performance of or to simulate full investment in the Index.

The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings.

Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s returns may be below those of the Index because of the Fund’s operating expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the size of cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a modest pullback in September 2020 driven by a rise in COVID-19 cases, delays regarding additional fiscal-stimulus within the U.S., and rising political uncertainty with the U.S. presidential election, U.S. equity markets recovered in the fourth quarter of 2020. An expansive two-month rally followed the Biden presidential election win, COVID-19 vaccine approval and a late-December U.S. aid package helped shore up sentiment. All sectors reported gains, most in double-digit returns. The Financials and Energy sectors, which had been significantly punished with the pandemic, were especially strong as many investors began to snap up cyclical companies and those that would recover from a reopened economy.

Strong first-quarter 2021 U.S. equity results hinged on robust corporate earnings, the accelerating COVID-19 vaccine rollout and the passage of a $1.9 trillion government relief package, as well as the U.S. Federal Reserve Board (the “Fed”)ii carefully orchestrated approach to monetary easing and ultralow interest-rate policy. 79% of S&P 500 Index companies reported fourth-quarter 2020 earnings that topped consensus expectations, and earnings-per-share estimates for 2021’s first quarter reached the highest levels in years. The Index reached a record high in March just as the Biden administration detailed a $2.3 trillion infrastructure plan (to be paid for partly by tax hikes on businesses). For the first quarter of 2021, all sectors reported positive returns, several in strong double-digits.

Franklin S&P 500 Index Fund 2021 Annual Report	1

Fund overview (cont’d)

Broad U.S. equity indexes closed 2021’s second quarter higher, outpacing most other developed markets, as investors recalibrated their expectations for inflation, interest rates and risks associated with the pandemic’s erratic — but less destructive — path. Following strong gains in April, the market generally spent portions of May and June moving sideways. Ongoing vaccinations, reductions in restrictions on activity, abundant cash and healthy economic fundamentals buoyed consumer, business and investor sentiment, while broadly better-than-expected corporate earnings and forward guidance provided solid support for equities. With its relatively successful vaccination drive, the U.S. was reopening faster than most countries, sparking optimism that U.S. economic indicators and stocks would outpace global rivals and withstand increased uncertainty about inflation. That said, by the end of the quarter, concern about high equity valuations and the spread of a more contagious coronavirus variant began to weigh on sentiment, particularly in June.

After peaking at all-time highs, broad gauges of the U.S. equity market sold off during the final weeks of the third quarter as investors grappled with a number of current and potential headwinds facing American businesses. U.S. fiscal and monetary policy were on track to tighten concurrently, just as tax increases were on the horizon, while U.S. economic growth has been slowing sooner and faster than economists initially predicted. Additionally, there was a lot of concern that higher wages, energy prices and transportation costs would weigh on earnings for the remainder of this year and into 2022. Robust corporate earnings and balance sheet health counterbalanced some of the negative market forces. In September, Fed Chair Jerome Powell conceded that inflation may not be as transitory as he thought; the Fed signaled it was ready to begin reducing its bond-buying program and indicated greater willingness to start raising interest rates in 2022.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible, given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2021, Class A shares of Franklin S&P 500 Index Fund returned 29.24%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 30.00% for the same period. The Lipper S&P 500 Index Funds Category Averageiii returned 29.43% over the same time frame.

2	Franklin S&P 500 Index Fund 2021 Annual Report

Performance Snapshot as of September 30, 2021 (unaudited)
	6 months	12 months
Franklin S&P 500 Index Fund:
Class A	8.84%	29.24%
Class D	8.94%	29.52%
S&P 500 Index	9.18%	30.00%
Lipper S&P 500 Index Funds Category Average	8.94%	29.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A and Class D shares were 0.61% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Information Technology sector had the best return in the Index by a significant margin for the period, followed by Financials and Communication Services; all had double-digit returns and meaningful Index weights. The leading contributors at the security level were Microsoft Corporation and Apple Inc.; the companies have significant weights in the

Franklin S&P 500 Index Fund 2021 Annual Report	3

Fund overview (cont’d)

Index (each over 5%) and experienced strong returns of approximately 35% and 23% respectively. Alphabet Inc., the parent company of Google, was also a leading contributor, enjoying good growth numbers as well as an attractive valuation. All three of these stocks are “defensive” tech companies that held up well during the early stages of COVID-19 lockdowns, and they also performed well during the third quarter of 2021 as the delta variant led to new restrictions in various cities, states and countries globally.

Q. What were the leading detractors from performance?

A. The Utilities and Consumer Staples sectors had the weakest returns in the Index for the period, while still in positive territory. By virtue of return and weight in the Index, these sectors, as well as Real Estate and Materials, were the largest detractors from performance. Two pharmaceutical companies, Vertex Pharmaceuticals Inc. and Amgen Inc., were the leading detractors for the period by virtue of double-digit negative returns and meaningful weights in the Index. Vertex suffered from the discontinuance of a number of drug trials during the period, while Amgen’s revenue fell with a decline in drug prices and COVID-19 limiting patient interactions with healthcare providers. Financial products and services firm Fidelity National Information Services Inc. also detracted; shares of the firm sold off on concerns of slowing organic growth and increasing competition.

Thank you for your investment in Franklin S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 13, 2021

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as futures and options on securities or securities indexes and options on futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this September 30, 2021 were: Apple Inc. (6.1%), Microsoft Corp. (5.8%), Amazon.com Inc. (3.9%), Facebook Inc. (2.2%), Alphabet Inc., Class A Shares (2.2%), Alphabet Inc., Class C Shares (2.1%), Tesla Inc. (1.7%), NVIDIA Corp. (1.4%), Berkshire Hathaway Inc. (1.4%), and JPMorgan Chase & Co. (1.3%). Please refer to pages 11 through 27 for a list and percentage breakdown of the Fund’s holdings.

4	Franklin S&P 500 Index Fund 2021 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2021 were: Information Technology (27.5%), Health Care (13.2%), Consumer Discretionary (12.3%), Financials (11.3%), and Communication Services (11.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 116 funds for the six-month period and among the 116 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Franklin S&P 500 Index Fund 2021 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	Franklin S&P 500 Index Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.84%	$1,000.00	$1,088.40	0.59%	$3.09	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	8.94	1,000.00	1,089.40	0.39	2.04	Class D	5.00	1,000.00	1,023.11	0.39	1.98

Franklin S&P 500 Index Fund 2021 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Franklin S&P 500 Index Fund 2021 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/21	29.24%	29.52%
Five Years Ended 9/30/21	16.23	16.46
Ten Years Ended 9/30/21	15.98	16.21

Cumulative total returns[1]
Class A (9/30/11 through 9/30/21)	340.28%
Class D (9/30/11 through 9/30/21)	349.12

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Franklin S&P 500 Index Fund 2021 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Franklin S&P 500 Index Fund vs. S&P 500 Index† — September 2011 - September 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Franklin S&P 500 Index Fund on September 30, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	Franklin S&P 500 Index Fund 2021 Annual Report

Schedule of investments

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.5%
Communication Services — 11.3%
Diversified Telecommunication Services — 1.2%
AT&T Inc.	67,488	$ 1,822,851
Lumen Technologies Inc.	9,599	118,931
Verizon Communications Inc.	38,970	2,104,770
Total Diversified Telecommunication Services		4,046,552
Entertainment — 1.9%
Activision Blizzard Inc.	7,505	580,812
Electronic Arts Inc.	2,733	388,769
Live Nation Entertainment Inc.	1,353	123,299	*
Netflix Inc.	4,187	2,555,494	*
Take-Two Interactive Software Inc.	1,162	179,029	*
Walt Disney Co.	17,268	2,921,227	*
Total Entertainment		6,748,630
Interactive Media & Services — 6.7%
Alphabet Inc., Class A Shares	2,858	7,640,920	*
Alphabet Inc., Class C Shares	2,676	7,132,370	*
Facebook Inc., Class A Shares	22,626	7,679,038	*
Match Group Inc.	2,484	389,963	*
Twitter Inc.	7,730	466,815	*
Total Interactive Media & Services		23,309,106
Media — 1.3%
Charter Communications Inc., Class A Shares	1,200	873,072	*
Comcast Corp., Class A Shares	44,023	2,462,206
Discovery Inc., Class A Shares	1,238	31,420	*
Discovery Inc., Class C Shares	3,114	75,577	*
DISH Network Corp., Class A Shares	2,268	98,567	*
Fox Corp., Class A Shares	3,060	122,737
Fox Corp., Class B Shares	1,790	66,445
Interpublic Group of Cos. Inc.	3,394	124,458
News Corp., Class A Shares	3,816	89,791
News Corp., Class B Shares	1,815	42,163
Omnicom Group Inc.	1,979	143,398
ViacomCBS Inc., Class B Shares	5,259	207,783
Total Media		4,337,617
Wireless Telecommunication Services — 0.2%
T-Mobile US Inc.	5,668	724,144	*
Total Communication Services		39,166,049

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	11

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Consumer Discretionary — 12.3%
Auto Components — 0.1%
Aptiv PLC	2,582	$ 384,641	*
BorgWarner Inc.	1,724	74,494
Total Auto Components		459,135
Automobiles — 2.1%
Ford Motor Co.	37,401	529,598	*
General Motors Co.	13,061	688,445	*
Tesla Inc.	7,662	5,941,728	*
Total Automobiles		7,159,771
Distributors — 0.1%
Genuine Parts Co.	1,197	145,112
LKQ Corp.	3,026	152,269	*
Pool Corp.	410	178,108
Total Distributors		475,489
Hotels, Restaurants & Leisure — 2.1%
Booking Holdings Inc.	393	932,931	*
Caesars Entertainment Inc.	2,247	252,293	*
Carnival Corp.	7,540	188,575	*
Chipotle Mexican Grill Inc.	277	503,453	*
Darden Restaurants Inc.	1,259	190,701
Domino’s Pizza Inc.	356	169,798
Expedia Group Inc.	1,251	205,039	*
Hilton Worldwide Holdings Inc.	2,614	345,336	*
Las Vegas Sands Corp.	3,021	110,569	*
Marriott International Inc., Class A Shares	2,532	374,964	*
McDonald’s Corp.	7,130	1,719,114
MGM Resorts International	3,661	157,972
Norwegian Cruise Line Holdings Ltd.	3,368	89,959	*
Penn National Gaming Inc.	1,512	109,560	*
Royal Caribbean Cruises Ltd.	1,870	166,336	*
Starbucks Corp.	11,292	1,245,620
Wynn Resorts Ltd.	868	73,563	*
Yum! Brands Inc.	2,859	349,684
Total Hotels, Restaurants & Leisure		7,185,467
Household Durables — 0.4%
DR Horton Inc.	3,019	253,505
Garmin Ltd.	1,491	231,791
Leggett & Platt Inc.	1,381	61,924
Lennar Corp., Class A Shares	2,626	246,004
Mohawk Industries Inc.	594	105,376	*

See Notes to Financial Statements.

12	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — continued
Newell Brands Inc.	3,236	$ 71,645
NVR Inc.	32	153,410	*
PulteGroup Inc.	2,747	126,142
Whirlpool Corp.	607	123,743
Total Household Durables		1,373,540
Internet & Direct Marketing Retail — 4.1%
Amazon.com Inc.	4,107	13,491,660	*
eBay Inc.	5,975	416,278
Etsy Inc.	1,173	243,937	*
Total Internet & Direct Marketing Retail		14,151,875
Leisure Products — 0.0%††
Hasbro Inc.	1,089	97,161
Multiline Retail — 0.5%
Dollar General Corp.	2,237	474,557
Dollar Tree Inc.	2,219	212,403	*
Target Corp.	4,746	1,085,742
Total Multiline Retail		1,772,702
Specialty Retail — 2.2%
Advance Auto Parts Inc.	633	132,227
AutoZone Inc.	212	359,974	*
Bath & Body Works Inc.	2,013	126,879
Best Buy Co. Inc.	2,344	247,784
CarMax Inc.	1,613	206,400	*
Gap Inc.	1,638	37,183
Home Depot Inc.	10,033	3,293,433
Lowe’s Cos. Inc.	6,739	1,367,074
O’Reilly Automotive Inc.	632	386,190	*
Ross Stores Inc.	3,421	372,376
TJX Cos. Inc.	11,778	777,112
Tractor Supply Co.	1,112	225,302
Ulta Beauty Inc.	519	187,317	*
Total Specialty Retail		7,719,251
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc.	3,098	53,162
NIKE Inc., Class B Shares	11,988	1,741,017
PVH Corp.	562	57,768	*
Ralph Lauren Corp.	404	44,860
Tapestry Inc.	2,510	92,920
Under Armour Inc., Class A Shares	2,300	46,414	*

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	13

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Under Armour Inc., Class C Shares	2,316	$ 40,576	*
VF Corp.	3,226	216,110
Total Textiles, Apparel & Luxury Goods		2,292,827
Total Consumer Discretionary		42,687,218
Consumer Staples — 5.7%
Beverages — 1.4%
Brown-Forman Corp., Class B Shares	1,828	122,494
Coca-Cola Co.	36,998	1,941,285
Constellation Brands Inc., Class A Shares	1,616	340,475
Molson Coors Beverage Co., Class B Shares	1,712	79,402
Monster Beverage Corp.	3,495	310,461	*
PepsiCo Inc.	12,965	1,950,066
Total Beverages		4,744,183
Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	4,191	1,883,226
Kroger Co.	6,334	256,084
Sysco Corp.	5,003	392,735
Walgreens Boots Alliance Inc.	6,825	321,116
Walmart Inc.	13,073	1,822,115
Total Food & Staples Retailing		4,675,276
Food Products — 0.9%
Archer-Daniels-Midland Co.	5,491	329,515
Campbell Soup Co.	1,906	79,690
Conagra Brands Inc.	4,344	147,131
General Mills Inc.	5,974	357,365
Hershey Co.	1,363	230,688
Hormel Foods Corp.	2,729	111,889
JM Smucker Co.	997	119,670
Kellogg Co.	2,585	165,233
Kraft Heinz Co.	6,359	234,138
Lamb Weston Holdings Inc.	1,304	80,027
McCormick & Co. Inc., Non Voting Shares	2,400	194,472
Mondelez International Inc., Class A Shares	13,373	778,041
Tyson Foods Inc., Class A Shares	2,883	227,584
Total Food Products		3,055,443
Household Products — 1.3%
Church & Dwight Co. Inc.	2,286	188,755
Clorox Co.	1,276	211,318
Colgate-Palmolive Co.	7,790	588,768

See Notes to Financial Statements.

14	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Products — continued
Kimberly-Clark Corp.	3,120	$ 413,213
Procter & Gamble Co.	22,977	3,212,185
Total Household Products		4,614,239
Personal Products — 0.2%
Estee Lauder Cos. Inc., Class A Shares	2,238	671,243
Tobacco — 0.6%
Altria Group Inc.	17,465	795,007
Philip Morris International Inc.	14,772	1,400,238
Total Tobacco		2,195,245
Total Consumer Staples		19,955,629
Energy — 2.7%
Energy Equipment & Services — 0.2%
Baker Hughes Co.	5,810	143,681
Halliburton Co.	8,525	184,311
NOV Inc.	1,195	15,666	*
Schlumberger NV	12,875	381,615
Total Energy Equipment & Services		725,273
Oil, Gas & Consumable Fuels — 2.5%
APA Corp.	3,374	72,305
Cabot Oil & Gas Corp.	4,506	98,051
Chevron Corp.	18,292	1,855,723
ConocoPhillips	12,844	870,438
Devon Energy Corp.	5,509	195,625
Diamondback Energy Inc.	1,740	164,726
EOG Resources Inc.	5,606	449,994
Exxon Mobil Corp.	40,328	2,372,093
Hess Corp.	2,453	191,604
Kinder Morgan Inc.	18,437	308,451
Marathon Oil Corp.	7,830	107,036
Marathon Petroleum Corp.	6,330	391,257
Occidental Petroleum Corp.	7,675	227,026
ONEOK Inc.	4,424	256,548
Phillips 66	4,141	289,994
Pioneer Natural Resources Co.	2,139	356,165
Valero Energy Corp.	4,157	293,359
Williams Cos. Inc.	11,559	299,840
Total Oil, Gas & Consumable Fuels		8,800,235
Total Energy		9,525,508

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Financials — 11.3%
Banks — 4.4%
Bank of America Corp.	70,318	$ 2,984,999
Citigroup Inc.	19,113	1,341,350
Citizens Financial Group Inc.	4,580	215,168
Comerica Inc.	1,200	96,600
Fifth Third Bancorp	6,582	279,340
First Republic Bank	1,740	335,611
Huntington Bancshares Inc.	8,250	127,545
JPMorgan Chase & Co.	28,289	4,630,626
KeyCorp	9,904	214,125
M&T Bank Corp.	1,247	186,227
People’s United Financial Inc.	4,395	76,781
PNC Financial Services Group Inc.	4,083	798,798
Regions Financial Corp.	9,009	191,982
SVB Financial Group	517	334,437	*
Truist Financial Corp.	12,659	742,450
US Bancorp	13,083	777,654
Wells Fargo & Co.	39,223	1,820,340
Zions Bancorp NA	1,866	115,487
Total Banks		15,269,520
Capital Markets — 3.0%
Ameriprise Financial Inc.	1,161	306,643
Bank of New York Mellon Corp.	7,434	385,379
BlackRock Inc.	1,361	1,141,416
Cboe Global Markets Inc.	1,107	137,113
Charles Schwab Corp.	14,643	1,066,596
CME Group Inc.	3,453	667,741
Franklin Resources Inc.	2,335	69,396	(a)
Goldman Sachs Group Inc.	3,205	1,211,586
Intercontinental Exchange Inc.	5,392	619,109
Invesco Ltd.	3,260	78,599
MarketAxess Holdings Inc.	357	150,186
Moody’s Corp.	1,593	565,690
Morgan Stanley	14,031	1,365,357
MSCI Inc.	799	486,064
Nasdaq Inc.	1,134	218,885
Northern Trust Corp.	1,810	195,136
Raymond James Financial Inc.	1,800	166,104
S&P Global Inc.	2,238	950,904

See Notes to Financial Statements.

16	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Capital Markets — continued
State Street Corp.	3,389	$ 287,116
T. Rowe Price Group Inc.	2,164	425,659
Total Capital Markets		10,494,679
Consumer Finance — 0.6%
American Express Co.	6,167	1,033,158
Capital One Financial Corp.	4,154	672,823
Discover Financial Services	2,912	357,739
Synchrony Financial	5,420	264,930
Total Consumer Finance		2,328,650
Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B Shares	17,491	4,773,993	*
Insurance — 1.9%
Aflac Inc.	5,736	299,018
Allstate Corp.	2,860	364,107
American International Group Inc.	8,218	451,086
Aon PLC, Class A Shares	2,071	591,830
Arthur J Gallagher & Co.	1,865	277,232
Assurant Inc.	545	85,974
Brown & Brown Inc.	626	34,712
Chubb Ltd.	4,217	731,565
Cincinnati Financial Corp.	1,588	181,381
Everest Re Group Ltd.	281	70,469
Globe Life Inc.	716	63,745
Hartford Financial Services Group Inc.	3,359	235,970
Lincoln National Corp.	1,391	95,631
Loews Corp.	1,912	103,114
Marsh & McLennan Cos. Inc.	4,920	745,036
MetLife Inc.	6,713	414,393
Principal Financial Group Inc.	2,504	161,258
Progressive Corp.	5,459	493,439
Prudential Financial Inc.	3,689	388,083
Travelers Cos. Inc.	2,428	369,080
Willis Towers Watson PLC	1,283	298,246
WR Berkley Corp.	1,237	90,524
Total Insurance		6,545,893
Total Financials		39,412,735
Health Care — 13.2%
Biotechnology — 1.9%
AbbVie Inc.	16,877	1,820,522
Amgen Inc.	5,480	1,165,322

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	17

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Biotechnology — continued
Biogen Inc.	1,493	$ 422,504	*
Gilead Sciences Inc.	11,704	817,525
Incyte Corp.	1,612	110,873	*
Moderna Inc.	3,314	1,275,426	*
Regeneron Pharmaceuticals Inc.	977	591,261	*
Vertex Pharmaceuticals Inc.	2,531	459,098	*
Total Biotechnology		6,662,531
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	17,016	2,010,100
ABIOMED Inc.	423	137,695	*
Align Technology Inc.	689	458,481	*
Baxter International Inc.	4,599	369,898
Becton Dickinson and Co.	2,826	694,687
Boston Scientific Corp.	13,771	597,524	*
Cooper Cos. Inc.	462	190,949
Danaher Corp.	5,975	1,819,029
DENTSPLY SIRONA Inc.	2,099	121,847
DexCom Inc.	912	498,736	*
Edwards Lifesciences Corp.	5,876	665,222	*
Hologic Inc.	2,539	187,404	*
IDEXX Laboratories Inc.	816	507,471	*
Intuitive Surgical Inc.	1,148	1,141,284	*
Medtronic PLC	12,891	1,615,887
ResMed Inc.	1,406	370,551
STERIS PLC	817	166,897
Stryker Corp.	3,071	809,884
Teleflex Inc.	453	170,577
West Pharmaceutical Services Inc.	715	303,546
Zimmer Biomet Holdings Inc.	2,026	296,525
Total Health Care Equipment & Supplies		13,134,194
Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	1,410	168,425
Anthem Inc.	2,263	843,646
Cardinal Health Inc.	2,619	129,536
Centene Corp.	5,584	347,939	*
Cigna Corp.	3,285	657,526
CVS Health Corp.	12,244	1,039,026
DaVita Inc.	744	86,497	*
HCA Healthcare Inc.	2,299	558,013
Henry Schein Inc.	1,268	96,571	*

See Notes to Financial Statements.

18	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Providers & Services — continued
Humana Inc.	1,267	$ 493,053
Laboratory Corp. of America Holdings	943	265,398	*
McKesson Corp.	1,527	304,453
Quest Diagnostics Inc.	1,279	185,851
UnitedHealth Group Inc.	8,905	3,479,540
Universal Health Services Inc., Class B Shares	799	110,558
Total Health Care Providers & Services		8,766,032
Health Care Technology — 0.0%††
Cerner Corp.	2,982	210,291
Life Sciences Tools & Services — 1.4%
Agilent Technologies Inc.	2,910	458,412
Bio-Rad Laboratories Inc., Class A Shares	220	164,109	*
Bio-Techne Corp.	239	115,812
Charles River Laboratories International Inc.	480	198,082	*
Illumina Inc.	1,381	560,147	*
IQVIA Holdings Inc.	1,764	422,549	*
Mettler-Toledo International Inc.	226	311,283	*
PerkinElmer Inc.	1,007	174,503
Thermo Fisher Scientific Inc.	3,753	2,144,202
Waters Corp.	578	206,519	*
Total Life Sciences Tools & Services		4,755,618
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	20,893	1,236,239
Catalent Inc.	1,623	215,973	*
Eli Lilly & Co.	7,511	1,735,417
Johnson & Johnson	24,883	4,018,604
Merck & Co. Inc.	24,148	1,813,756
Organon & Co.	2,414	79,155
Pfizer Inc.	53,271	2,291,186
Viatris Inc.	11,439	154,998
Zoetis Inc.	4,466	867,029
Total Pharmaceuticals		12,412,357
Total Health Care		45,941,023
Industrials — 8.0%
Aerospace & Defense — 1.5%
Boeing Co.	5,214	1,146,767	*
General Dynamics Corp.	2,209	433,030
Howmet Aerospace Inc.	3,589	111,977
Huntington Ingalls Industries Inc.	381	73,556
L3Harris Technologies Inc.	1,984	436,956

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	19

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Aerospace & Defense — continued
Lockheed Martin Corp.	2,275	$ 785,102
Northrop Grumman Corp.	1,380	497,007
Raytheon Technologies Corp.	14,460	1,242,982
Textron Inc.	2,115	147,648
TransDigm Group Inc.	515	321,654	*
Total Aerospace & Defense		5,196,679
Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	1,271	110,577
Expeditors International of Washington Inc.	1,657	197,399
FedEx Corp.	2,339	512,919
United Parcel Service Inc., Class B Shares	6,920	1,260,132
Total Air Freight & Logistics		2,081,027
Airlines — 0.3%
Alaska Air Group Inc.	1,196	70,086	*
American Airlines Group Inc.	5,772	118,441	*
Delta Air Lines Inc.	6,426	273,812	*
Southwest Airlines Co.	5,313	273,247	*
United Airlines Holdings Inc.	2,884	137,192	*
Total Airlines		872,778
Building Products — 0.5%
Allegion PLC	914	120,812
AO Smith Corp.	1,160	70,841
Carrier Global Corp.	7,853	406,471
Fortune Brands Home & Security Inc.	1,485	132,789
Johnson Controls International PLC	6,724	457,770
Masco Corp.	2,294	127,432
Trane Technologies PLC	2,383	411,425
Total Building Products		1,727,540
Commercial Services & Supplies — 0.4%
Cintas Corp.	845	321,658
Copart Inc.	2,048	284,098	*
Republic Services Inc.	2,129	255,608
Rollins Inc.	1,953	68,999
Waste Management Inc.	3,575	533,962
Total Commercial Services & Supplies		1,464,325
Construction & Engineering — 0.0%††
Quanta Services Inc.	1,444	164,356
Electrical Equipment — 0.6%
AMETEK Inc.	2,088	258,933
Eaton Corp. PLC	3,713	554,388

See Notes to Financial Statements.

20	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electrical Equipment — continued
Emerson Electric Co.	5,725	$ 539,295
Generac Holdings Inc.	640	261,549	*
Rockwell Automation Inc.	1,088	319,915
Total Electrical Equipment		1,934,080
Industrial Conglomerates — 1.1%
3M Co.	5,338	936,392
General Electric Co.	10,658	1,098,094
Honeywell International Inc.	6,488	1,377,273
Roper Technologies Inc.	1,009	450,145
Total Industrial Conglomerates		3,861,904
Machinery — 1.5%
Caterpillar Inc.	5,302	1,017,825
Cummins Inc.	1,427	320,447
Deere & Co.	2,678	897,317
Dover Corp.	1,399	217,545
Fortive Corp.	3,346	236,127
IDEX Corp.	734	151,901
Illinois Tool Works Inc.	2,786	575,671
Ingersoll Rand Inc.	3,367	169,731	*
Otis Worldwide Corp.	3,874	318,753
PACCAR Inc.	3,442	271,643
Parker-Hannifin Corp.	1,242	347,288
Pentair PLC	1,489	108,146
Snap-on Inc.	500	104,475
Stanley Black & Decker Inc.	1,600	280,496
Westinghouse Air Brake Technologies Corp.	1,857	160,092
Xylem Inc.	1,753	216,811
Total Machinery		5,394,268
Professional Services — 0.4%
Equifax Inc.	1,209	306,385
IHS Markit Ltd.	3,666	427,529
Jacobs Engineering Group Inc.	1,331	176,397
Leidos Holdings Inc.	1,313	126,219
Nielsen Holdings PLC	3,464	66,474
Robert Half International Inc.	1,065	106,852
Verisk Analytics Inc.	1,523	305,011
Total Professional Services		1,514,867
Road & Rail — 0.9%
CSX Corp.	21,360	635,247
J.B. Hunt Transport Services Inc.	706	118,057

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	21

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Road & Rail — continued
Kansas City Southern	813	$ 220,030
Norfolk Southern Corp.	2,326	556,496
Old Dominion Freight Line Inc.	932	266,533
Union Pacific Corp.	6,163	1,208,010
Total Road & Rail		3,004,373
Trading Companies & Distributors — 0.2%
Fastenal Co.	5,412	279,313
United Rentals Inc.	664	233,018	*
W.W. Grainger Inc.	369	145,039
Total Trading Companies & Distributors		657,370
Total Industrials		27,873,567
Information Technology — 27.5%
Communications Equipment — 0.9%
Arista Networks Inc.	550	189,002	*
Cisco Systems Inc.	39,849	2,168,981
F5 Networks Inc.	622	123,641	*
Juniper Networks Inc.	3,087	84,954
Motorola Solutions Inc.	1,521	353,359
Total Communications Equipment		2,919,937
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A Shares	5,738	420,194
CDW Corp.	1,358	247,183
Corning Inc.	7,241	264,224
IPG Photonics Corp.	314	49,738	*
Keysight Technologies Inc.	1,817	298,515	*
TE Connectivity Ltd.	3,245	445,279
Teledyne Technologies Inc.	459	197,177	*
Trimble Inc.	2,450	201,512	*
Zebra Technologies Corp., Class A Shares	523	269,565	*
Total Electronic Equipment, Instruments & Components		2,393,387
IT Services — 4.9%
Accenture PLC, Class A Shares	5,978	1,912,482
Akamai Technologies Inc.	1,641	171,632	*
Automatic Data Processing Inc.	4,034	806,477
Broadridge Financial Solutions Inc.	1,051	175,139
Cognizant Technology Solutions Corp., Class A Shares	4,941	366,672
DXC Technology Co.	2,526	84,899	*
Fidelity National Information Services Inc.	6,031	733,852
Fiserv Inc.	5,495	596,207	*
FleetCor Technologies Inc.	799	208,755	*

See Notes to Financial Statements.

22	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
IT Services — continued
Gartner Inc.	806	$ 244,927	*
Global Payments Inc.	2,767	436,024
International Business Machines Corp.	8,404	1,167,568
Jack Henry & Associates Inc.	759	124,521
Mastercard Inc., Class A Shares	8,260	2,871,837
Paychex Inc.	2,993	336,563
PayPal Holdings Inc.	11,195	2,913,051	*
VeriSign Inc.	945	193,734	*
Visa Inc., Class A Shares	16,004	3,564,891
Western Union Co.	4,242	85,773
Total IT Services		16,995,004
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices Inc.	11,569	1,190,450	*
Analog Devices Inc.	5,055	846,611
Applied Materials Inc.	8,636	1,111,712
Broadcom Inc.	3,892	1,887,348
Enphase Energy Inc.	1,180	176,965	*
Intel Corp.	38,291	2,040,145
KLA Corp.	1,442	482,363
Lam Research Corp.	1,363	775,751
Microchip Technology Inc.	2,573	394,930
Micron Technology Inc.	10,805	766,939
Monolithic Power Systems Inc.	410	198,719
NVIDIA Corp.	23,748	4,919,636
NXP Semiconductors NV	2,199	430,718
Qorvo Inc.	1,184	197,953	*
QUALCOMM Inc.	10,620	1,369,768
Skyworks Solutions Inc.	1,585	261,176
Teradyne Inc.	1,633	178,275
Texas Instruments Inc.	8,692	1,670,689
Xilinx Inc.	2,358	356,034
Total Semiconductors & Semiconductor Equipment		19,256,182
Software — 9.2%
Adobe Inc.	4,532	2,609,163	*
ANSYS Inc.	799	272,019	*
Autodesk Inc.	2,111	601,994	*
Cadence Design Systems Inc.	2,563	388,141	*
Ceridian HCM Holding Inc.	959	108,003	*
Citrix Systems Inc.	1,270	136,360
Fortinet Inc.	1,298	379,068	*

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	23

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Software — continued
Intuit Inc.	2,557	$ 1,379,527
Microsoft Corp.	71,289	20,097,795
NortonLifeLock Inc.	6,186	156,506
Oracle Corp.	15,649	1,363,497
Paycom Software Inc.	474	234,985	*
PTC Inc.	1,030	123,384	*
salesforce.com Inc.	9,004	2,442,065	*
ServiceNow Inc.	1,859	1,156,800	*
Synopsys Inc.	1,384	414,383	*
Tyler Technologies Inc.	414	189,881	*
Total Software		32,053,571
Technology Hardware, Storage & Peripherals — 6.3%
Apple Inc.	148,898	21,069,067
Hewlett Packard Enterprise Co.	11,886	169,376
HP Inc.	11,705	320,249
NetApp Inc.	2,023	181,584
Seagate Technology Holdings PLC	1,769	145,978
Western Digital Corp.	2,814	158,822	*
Total Technology Hardware, Storage & Peripherals		22,045,076
Total Information Technology		95,663,157
Materials — 2.5%
Chemicals — 1.7%
Air Products & Chemicals Inc.	2,143	548,844
Albemarle Corp.	965	211,306
Celanese Corp.	1,171	176,399
CF Industries Holdings Inc.	2,121	118,394
Corteva Inc.	7,551	317,746
Dow Inc.	7,333	422,087
DuPont de Nemours Inc.	4,751	323,021
Eastman Chemical Co.	1,342	135,193
Ecolab Inc.	2,303	480,452
FMC Corp.	1,094	100,167
International Flavors & Fragrances Inc.	2,387	319,190
Linde PLC	4,872	1,429,347
LyondellBasell Industries NV, Class A Shares	2,441	229,088
Mosaic Co.	3,300	117,876
PPG Industries Inc.	2,321	331,926
Sherwin-Williams Co.	2,295	641,980
Total Chemicals		5,903,016

See Notes to Financial Statements.

24	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Construction Materials — 0.1%
Martin Marietta Materials Inc.	545	$ 186,215
Vulcan Materials Co.	1,162	196,564
Total Construction Materials		382,779
Containers & Packaging — 0.3%
Amcor PLC	15,613	180,955
Avery Dennison Corp.	826	171,155
Ball Corp.	3,157	284,035
International Paper Co.	3,475	194,322
Packaging Corp. of America	917	126,033
Sealed Air Corp.	1,631	89,363
Westrock Co.	2,409	120,040
Total Containers & Packaging		1,165,903
Metals & Mining — 0.4%
Freeport-McMoRan Inc.	14,366	467,326
Newmont Corp.	7,769	421,857
Nucor Corp.	2,812	276,954
Total Metals & Mining		1,166,137
Total Materials		8,617,835
Real Estate — 2.6%
Equity Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities Inc.	1,225	234,061
American Tower Corp.	4,207	1,116,580
AvalonBay Communities Inc.	1,227	271,952
Boston Properties Inc.	1,448	156,891
Crown Castle International Corp.	4,204	728,637
Digital Realty Trust Inc.	2,710	391,459
Duke Realty Corp.	3,685	176,401
Equinix Inc.	860	679,512
Equity Residential	3,056	247,292
Essex Property Trust Inc.	693	221,580
Extra Space Storage Inc.	1,257	211,163
Federal Realty Investment Trust	653	77,047
Healthpeak Properties Inc.	5,726	191,706
Host Hotels & Resorts Inc.	6,029	98,454	*
Iron Mountain Inc.	2,809	122,051
Kimco Realty Corp.	3,796	78,767
Mid-America Apartment Communities Inc.	1,154	215,509
Prologis Inc.	7,202	903,347
Public Storage	1,442	428,418
Realty Income Corp.	3,042	197,304

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	25

Schedule of investments (cont’d)

September 30, 2021

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Regency Centers Corp.	1,820	$ 122,541
SBA Communications Corp.	1,054	348,421
Simon Property Group Inc.	3,079	400,178
UDR Inc.	2,877	152,423
Ventas Inc.	3,955	218,356
Vornado Realty Trust	1,688	70,913
Welltower Inc.	4,037	332,649
Weyerhaeuser Co.	7,195	255,926
Total Equity Real Estate Investment Trusts (REITs)		8,649,538
Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A Shares	3,133	305,029	*
Total Real Estate		8,954,567
Utilities — 2.4%
Electric Utilities — 1.6%
Alliant Energy Corp.	2,384	133,456
American Electric Power Co. Inc.	4,682	380,085
Duke Energy Corp.	7,049	687,912
Edison International	3,919	217,387
Entergy Corp.	1,973	195,939
Evergy Inc.	2,260	140,572
Eversource Energy	3,237	264,657
Exelon Corp.	9,082	439,024
FirstEnergy Corp.	4,954	176,461
NextEra Energy Inc.	18,773	1,474,056
NRG Energy Inc.	2,314	94,481
Pinnacle West Capital Corp.	1,201	86,904
PPL Corp.	7,827	218,217
Southern Co.	9,927	615,176
Xcel Energy Inc.	5,030	314,375
Total Electric Utilities		5,438,702
Gas Utilities — 0.0%††
Atmos Energy Corp.	1,300	114,660
Independent Power and Renewable Electricity Producers — 0.0%††
AES Corp.	6,395	145,998
Multi-Utilities — 0.7%
Ameren Corp.	2,338	189,378
CenterPoint Energy Inc.	5,012	123,295
CMS Energy Corp.	2,834	169,275
Consolidated Edison Inc.	3,129	227,134
Dominion Energy Inc.	7,622	556,558

See Notes to Financial Statements.

26	Franklin S&P 500 Index Fund 2021 Annual Report

Franklin S&P 500 Index Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Multi-Utilities — continued
DTE Energy Co.		1,836	$205,100
NiSource Inc.		3,516	85,193
Public Service Enterprise Group Inc.		4,953	301,638
Sempra Energy		2,904	367,356
WEC Energy Group Inc.		2,976	262,483
Total Multi-Utilities			2,487,410
Water Utilities — 0.1%
American Water Works Co. Inc.		1,633	276,042
Total Utilities			8,462,812
Total Investments before Short-Term Investments (Cost — $96,820,678)			346,260,100

	Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,585,147)	0.010%	1,585,147	1,585,147
Total Investments — 100.0% (Cost — $98,405,825)			347,845,247
Other Assets in Excess of Liabilities — 0.0%††			34,036
Total Net Assets — 100.0%			$347,879,283

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Investment in affiliate. This security is a component of the S&P 500 Index in which the Fund invests (Note 8).

At September 30, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-mini S&P 500 Index	8	12/21	$1,769,200	$1,719,100	$(50,100)

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	27

Statement of assets and liabilities

September 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $98,371,035)	$347,775,851
Investments in affiliated securities, at value (Cost — $34,790)	69,396
Dividends and interest receivable	212,119
Deposits with brokers for open futures contracts	100,119
Receivable for Fund shares sold	15,347
Prepaid expenses	18,970
Total Assets	348,191,802

Liabilities:
Investment management fee payable	73,821
Service and/or distribution fees payable	54,444
Payable for Fund shares repurchased	49,788
Audit and tax fees payable	39,490
Transfer agent fees payable	38,875
Payable to broker — net variation margin on open futures contracts	20,800
Fund accounting fees payable	17,459
Trustees’ fees payable	2,617
Accrued expenses	15,225
Total Liabilities	312,519
Total Net Assets	$347,879,283

Net Assets:
Par value (Note 7)	$97
Paid-in capital in excess of par value	86,065,360
Total distributable earnings (loss)	261,813,826
Total Net Assets	$347,879,283

Net Assets:
Class A	$318,286,842
Class D	$29,592,441

Shares Outstanding:
Class A	8,855,276
Class D	815,240

Net Asset Value:
Class A	$35.94
Class D	$36.30

See Notes to Financial Statements.

28	Franklin S&P 500 Index Fund 2021 Annual Report

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends from unaffiliated investments	$4,758,511
Dividends from affiliated investments	2,791
Interest	223
Less: Foreign taxes withheld	(371)
Total Investment Income	4,761,154

Expenses:
Investment management fee (Note 2)	821,745
Service and/or distribution fees (Notes 2 and 5)	602,538
Transfer agent fees (Note 5)	208,435
Fund accounting fees	70,409
Registration fees	42,755
Audit and tax fees	39,876
Standard & Poor’s license fees	32,866
Legal fees	17,948
Trustees’ fees	16,216
Shareholder reports	7,437
Insurance	4,028
Custody fees	3,856
Interest expense	9
Miscellaneous expenses	6,802
Total Expenses	1,874,920
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,098)
Net Expenses	1,872,822
Net Investment Income	2,888,332

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	14,562,759
Investment transactions in affiliated securities	4,969
Futures contracts	785,339
Net Realized Gain	15,353,067
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	63,036,986
Investments in affiliated securities	22,892
Futures contracts	(48,110)
Change in Net Unrealized Appreciation (Depreciation)	63,011,768
Net Gain on Investments and Futures Contracts	78,364,835
Increase in Net Assets From Operations	$81,253,167

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment income	$2,888,332	$3,659,617
Net realized gain	15,353,067	14,976,026
Change in net unrealized appreciation (depreciation)	63,011,768	19,089,512
Increase in Net Assets From Operations	81,253,167	37,725,155

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(17,989,514)	(15,508,417)
Decrease in Net Assets From Distributions to Shareholders	(17,989,514)	(15,508,417)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	8,751,928	18,621,759
Reinvestment of distributions	17,854,884	15,399,646
Cost of shares repurchased	(28,314,219)	(43,331,145)
Decrease in Net Assets From Fund Share Transactions	(1,707,407)	(9,309,740)
Increase in Net Assets	61,556,246	12,906,998

Net Assets:
Beginning of year	286,323,037	273,416,039
End of year	$347,879,283	$286,323,037

See Notes to Financial Statements.

30	Franklin S&P 500 Index Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$29.50	$27.21	$27.71	$24.81	$21.89

Income from operations:
Net investment income	0.29	0.36	0.37	0.34	0.36
Net realized and unrealized gain	8.02	3.47	0.48	3.78	3.45
Total income from operations	8.31	3.83	0.85	4.12	3.81

Less distributions from:
Net investment income	(0.35)	(0.40)	(0.34)	(0.34)	(0.38)
Net realized gains	(1.52)	(1.14)	(1.01)	(0.88)	(0.51)
Total distributions	(1.87)	(1.54)	(1.35)	(1.22)	(0.89)

Net asset value, end of year	$35.94	$29.50	$27.21	$27.71	$24.81
Total return[2]	29.24%	14.55%	3.64%	17.19%	17.95%

Net assets, end of year (millions)	$318	$263	$254	$265	$247

Ratios to average net assets:
Gross expenses	0.59%	0.61%	0.61%	0.62%	0.60%
Net expenses[3,4]	0.59	0.59	0.59	0.59	0.59
Net investment income	0.86	1.31	1.43	1.30	1.57

Portfolio turnover rate	3%	3%	3%	2%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Franklin S&P 500 Index Fund 2021 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$29.77	$27.44	$27.94	$25.01	$22.05

Income from operations:
Net investment income	0.36	0.41	0.42	0.39	0.41
Net realized and unrealized gain	8.10	3.51	0.48	3.81	3.48
Total income from operations	8.46	3.92	0.90	4.20	3.89

Less distributions from:
Net investment income	(0.41)	(0.45)	(0.39)	(0.39)	(0.42)
Net realized gains	(1.52)	(1.14)	(1.01)	(0.88)	(0.51)
Total distributions	(1.93)	(1.59)	(1.40)	(1.27)	(0.93)

Net asset value, end of year	$36.30	$29.77	$27.44	$27.94	$25.01
Total return[2]	29.52%	14.78%	3.83%	17.40%	18.24%

Net assets, end of year (000s)	$29,592	$23,555	$19,833	$19,260	$12,759

Ratios to average net assets:
Gross expenses	0.40%	0.43%	0.43%	0.45%	0.44%
Net expenses[3,4]	0.39	0.39	0.39	0.39	0.39
Net investment income	1.06	1.51	1.63	1.50	1.77

Portfolio turnover rate	3%	3%	3%	2%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

See Notes to Financial Statements.

32	Franklin S&P 500 Index Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin S&P 500 Index Fund (prior to August 7, 2021, the Fund was known as QS S&P 500 Index Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Franklin S&P 500 Index Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

34	Franklin S&P 500 Index Fund 2021 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$346,260,100	—	—	$346,260,100
Short-Term Investments†	1,585,147	—	—	1,585,147
Total Investments	$347,845,247	—	—	$347,845,247

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$50,100	—	—	$50,100

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Franklin S&P 500 Index Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

36	Franklin S&P 500 Index Fund 2021 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Franklin S&P 500 Index Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective August 7, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Prior to August 7, 2021, QS Investors, LLC (“QS Investors”) was the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and prior to August 7, 2021, QS Investors was a wholly-owned subsidiary of Franklin Resources.

38	Franklin S&P 500 Index Fund 2021 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $2,098.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$9,926,276
Sales	24,270,765

Franklin S&P 500 Index Fund 2021 Annual Report	39

Notes to financial statements (cont’d)

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$101,719,666	$249,512,062	$(3,386,481)	$246,125,581
Futures contracts	—	—	(50,100)	(50,100)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2021.

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$50,100

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$785,339

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(48,110)

40	Franklin S&P 500 Index Fund 2021 Annual Report

During the year ended September 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,708,580

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$602,538	†	$188,168
Class D	—		20,267
Total	$602,538		$208,435

†	Amount shown is exclusive of expense reimbursements. For the year ended September 30, 2021, the service and/or distribution fees reimbursed amounted to $4 for Class A shares.

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4
Class D	2,094
Total	$2,098

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class A	$3,163,638	$3,810,108
Class D	336,364	339,898
Total	$3,500,002	$4,150,006

Net Realized Gains:
Class A	$13,282,922	$10,538,052
Class D	1,206,590	820,359
Total	$14,489,512	$11,358,411

Franklin S&P 500 Index Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	166,484	$5,614,149	545,722	$14,175,025
Shares issued on reinvestment	527,477	16,311,930	517,641	14,239,389
Shares repurchased	(746,004)	(24,410,744)	(1,475,076)	(39,799,000)
Net decrease	(52,043)	$(2,484,665)	(411,713)	$(11,384,586)

Class D
Shares sold	92,286	$3,137,779	157,972	$4,446,734
Shares issued on reinvestment	49,435	1,542,954	41,805	1,160,257
Shares repurchased	(117,674)	(3,903,475)	(131,247)	(3,532,145)
Net increase	24,047	$777,258	68,530	$2,074,846

8. Transactions with affiliated company

The Fund invests in securities that are components of the S&P 500 Index. Franklin Resources Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Franklin Resources Inc. were made in accordance to its proportional weighting in the S&P 500 Index. The following transactions were effected in shares of Franklin Resources Inc. for the year ended September 30, 2021:

	Affiliate Value at September 30,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Franklin Resources Inc.	$60,317	—	—	$13,813	629

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2021
Franklin Resources Inc.	$4,969	$2,791	$22,892	$69,396

42	Franklin S&P 500 Index Fund 2021 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$3,684,141	$4,181,993
Net long-term capital gains	14,305,373	11,326,424
Total distributions paid	$17,989,514	$15,508,417

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,395,579
Undistributed long-term capital gains — net	13,332,371
Total undistributed earnings	$15,727,950
Other book/tax temporary differences(a)	10,395
Unrealized appreciation (depreciation)(b)	246,075,481
Total distributable earnings (loss) — net	$261,813,826

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

Franklin S&P 500 Index Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

44	Franklin S&P 500 Index Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of Franklin S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin S&P 500 Index Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin S&P 500 Index Fund 2021 Annual Report	45

Amended subadvisory agreement (unaudited)

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the QS Investors merger, Franklin Advisers became the subadviser of the Fund. At a meeting of the Trust’s Board of Trustees held in May 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Manager or Franklin Advisers (“Independent Trustees”), approved the amendment and restatement of a subadvisory agreement to reflect that Franklin Advisers assumed the rights and obligations of QS Investors under the agreement. The Board received an opinion from legal counsel that the amended and restated agreement, which took effect upon the closing of the QS Investors merger, did not require shareholder approval. The Board considered that the amended and restated agreement under which Franklin Advisers would provide services to the Fund were substantially identical to the agreement to which QS Investors had been a party, that there would be no change in services provided to the Fund, that there would be no change in the fees payable by the Fund, and that the amended and restated agreement would not continue beyond the term of the agreement with QS Investors unless approved by the Board or shareholders of the Fund. The Board also considered that the agreement with QS Investors had been approved by the Board at a meeting of the Board held in April 2020. At such meeting, the Board considered information regarding the nature, extent and quality of the services provided to the Fund, the Fund’s performance, management fees and expense ratios, the profitability of the Manager and its affiliates in providing services to the Fund, whether there had been economies of scale with respect to the management of the Fund and other benefits received by the Manager and its affiliates as a result of their relationship with the Fund. At its May 2021 meeting, the Board received and reviewed updated information regarding the performance and expenses of the Fund. After considering the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the amended and restated agreement, including the fees payable thereunder, was fair and reasonable and that entering into the amended and restated agreement was in the best interests of the Fund and its shareholders.

46	Franklin S&P 500 Index Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	34,818,031,380	864,701,681
Andrew L. Breech	34,891,912,353	790,820,707
Althea L. Duersten	34,730,529,034	952,204,027
Stephen R. Gross	34,874,507,049	808,226,012
Susan M. Heilbron	34,856,171,717	826,561,344
Howard J. Johnson	34,814,514,173	868,218,888
Arnold L. Lehman	34,848,857,750	833,875,311
Robin J.W. Masters	34,921,642,190	761,090,871
Jerome H. Miller	34,813,954,150	868,778,910
Ken Miller	34,616,366,023	1,066,367,039
G. Peter O’Brien	34,889,564,576	793,168,485
Thomas F. Schlafly	34,849,538,606	833,194,455
Jane Trust	34,981,181,494	701,551,567

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

Franklin S&P 500 Index Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

48	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Franklin S&P 500 Index Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

50	Franklin S&P 500 Index Fund

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Franklin S&P 500 Index Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130

Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

52	Franklin S&P 500 Index Fund

Additional Officers (cont’d)

Jenna Bailey

Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902 Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902 Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902 Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Franklin S&P 500 Index Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci

Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018 Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018 Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Franklin S&P 500 Index Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$14,305,373
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$4,464,494
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$4,618,982
Short-Term Capital Gain Dividends	§	871(k)(2)(C)	$184,139
Qualified Business Income Dividends	§	199A	$175,668

Franklin S&P 500 Index Fund	55

Franklin

S&P 500 Index Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.†

Distributor

Franklin Distributors, LLC††

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

†	Effective August 7, 2021, QS Investors merged with and into Franklin Advisers, Inc.

††	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Franklin S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

Franklin S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD04121 11/21 SR21-4263

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,125 in September 30, 2020 and $149,125 in September 30, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $50,000 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in September 30, 2020 and $0 in September 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $857,833 in September 30, 2020 and $809,629 in September 30, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2021